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[Form of 10-year Lock-Up Agreement]                               EXHIBIT 10.21



                      INTEGRATED ALARM SERVICES GROUP, INC.

                     Initial Public Offering of Common Stock
                     ---------------------------------------

                                                                         ,2003

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
McGINN SMITH & CO., INC.
  as Representatives of the several Underwriters
c/o  Friedman, Billings, Ramsey & Co., Inc.
     1001 19th Street North
     Arlington, Virginia  22209

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Integrated Alarm Services Group, Inc, a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.001 par value (the "Common Stock"), of the Company.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Friedman, Billings, Ramsey & Co., Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, or publicly announce an intention to effect any such transaction with respect to the amount of shares set forth opposite the respective undersigned's name (the "10-year Lock-Up Shares") set forth on
Schedule I attached hereto for a period of 10 years after the date of this Agreement. In the event that the Company achieves certain pre-determined Net Income hurdles certain of the 10-year lock-up may be eligible for release from the 10-year lock-up. For purposes of this agreement, Net Income shall have the meaning ascribed to it under GAAP, as further amended by adding back to Net Income any expenses associated with the early termination of debt or other costs directly attributable to the Company's IPO. The 10-Year Lock-Up Shares, or a portion thereof, may be disposed of earlier than such 10 year period if:


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                       (i)      in eighteen months ending December 31, 2004:
                           a. the Company earns $22 million in Net Income, then the 10-year lock-up shall be released completely as to 30% of the 10-Year Lock-Up Shares (this 30% shall be referred to as the "2003 Lock-Up Shares")
                           b. the Company earns $19.8 million in Net Income, then the 10-year lock-up shall terminate completely as to 75% of the 2003 Lock-Up Shares.
                           c. the Company earns $17.6 million in Net Income, then the 10-year lock-up shall terminate completely as to 50% of the 2003 Lock-Up Shares.

                       (ii)     in 2005:
                           a. the Company earns $24 million in Net Income, then the 10-year lock-up shall terminate completely as to 30% of the 10-Year Lock-Up Shares (the "2005 Lock-Up Shares").
                           b. the Company earns $21.6 million in Net Income, then the 10-year lock-up shall terminate completely as to 75% of the 2005 Lock-Up Shares.
                           c. the Company earns $19.2 million in Net Income, then the 10-year lock-up shall terminate completely as to 50% of the 2005 Lock-Up Shares.

                       (iii)    in 2006:
                           a. the Company earns $33 million in Net Income, then the 10-year lock-up shall terminate completely as to 40% of the 10-Year Lock-Up Shares (the "2006 Lock-Up Shares").
                           b. Should the Company earn $29.7 million in Net Income, then the 10-year lock-up shall terminate completely as to 75% of the 2006 Lock-Up Shares.


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                           c.   the Company earns $26.4 million in Net
                                Income, then the 10-year lock-up shall
                                terminate completely as to 50% of the 2006
                                Lock-Up Shares.
                           (iv) Any 10-Year Lock-Up Shares not released from
                                the 10-year lock-up in each of the eighteen months ending December 31, 2004, 2005 or 2006, are eligible for release from the 10-Year Lock-Up if the COmpany meets the net income hurdles on a cumulative basis. By way of example, if cumulative Net Income for the eighteen months ending December 31, 2004 and 2005 is greater than $46 million, then the 10-year lock-up shall terminate completely as to 60% of the 10-Year Lock-Up Shares. Likewise, if cumulative Net Income for 2006 exceeds $79 million, then the 10-year lock-up shall completely terminate as to 100% of the 10-Year Lock-Up Shares.

                  4. Recapitalization. Any new, substituted or additional securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the 10-Year Lock-Up Shares shall be immediately subject to the same lock-up provisions. Appropriate adjustments to reflect such distribution shall be made to the number of 10-Year Lock-Up Shares subject to this Agreement.

                  5. Corporate Transaction.

                           (a) The restriction on transfer hereunder shall automatically terminate in its entirety, and all the 10-Year Lock-Up Shares shall be free from restriction hereunder immediately prior to the consummation of:

                                    (i) a merger or consolidation in which
         securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                                    (ii) the sale, transfer or other disposition
         of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation any Corporate Transaction.



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         6. GENERAL PROVISIONS

                  1. Notices. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph to all other parties to this Agreement.

                  2. No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

         7. MISCELLANEOUS PROVISIONS

                  1. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without resort to that State's conflict-of-laws rules.

                  2. Stockholder Undertaking. Stockholder hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Stockholder or the 10-Year Lock-Up Shares pursuant to the provisions of this Agreement.

                  3. Agreement is Entire Contract. This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

                  4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument


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                  5. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Stockholder, Stockholder's assigns and the legal representatives, heirs and legatees of Stockholder's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.


____________________________
Timothy M. McGinn

____________________________
Address



____________________________
David L. Smith

____________________________
Address



____________________________
Thomas J. Few, Sr.

____________________________
Address



____________________________
Curtis E. Quady

____________________________
Address



____________________________
Duane J. Plowman

____________________________
Address



____________________________
Jill C. Quady

____________________________
Address



____________________________
Lisa M. Fischer

____________________________
Address



____________________________
David L. Speed

____________________________
Address



____________________________
Vincent M. Erickson

____________________________
Address



____________________________
Raymond J. Menard

____________________________
Address





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                                   Schedule 1
                                   ----------

                             10-Year Lock-Up Shares

Name                                          Number of 10-Year Lock-Up Shares
----                                          --------------------------------

Timothy M. McGinn                             159,037

David L. Smith                                159,036

Thomas J. Few, Sr.                            114,199

Curtis E. Quady                               11,663

Duane J. Plowman                              3,202

Jill C. Quady                                 2,228

Lisa M. Fischer                               2,228

Ray Menard                                    1,623

David L. Speed                                1,113

Vincent M. Erickson                           216


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                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED _____________ hereby sell(s), assign(s) and transfer(s) unto Integrated Alarm Services Group, Inc. (the "Corporation"), _____________ (_______) shares of the common stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ____________ herewith and do(es) hereby irrevocably constitute and appoint ____________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:____________


                                                _______________________________
                                                Signature




Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise its right to foreclose on Restricted Shares that become subject to forfeiture without requiring additional signatures by the part of the Stockholder.